EX-99.906 CERTIFICATION PURSUANT TO SECTION 906
   CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, David J. Schoenwald, Principal Executive Officer of New Alternatives Fund,
Inc., certify that:

      1.   The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
           Act of 1934, as amended; and
      2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  October 5, 2004                 /s/ David J. Schoenwald
----------------------                 -----------------------
                                       David J. Schoenwald
                                       Principal Executive Officer

I, David J. Schoenwald, Principal Financial Officer of New Alternatives Fund,
Inc., certify that:

      1.   The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
           Act of 1934, as amended; and
      2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  October 5, 2004                 /s/ David J. Schoenwald
----------------------                 -----------------------
                                       David J. Schoenwald
                                       Principal Financial Officer